UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2006

FIRST ADVANTAGE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Delaware	001-31666	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Progress Plaza, Suite 2400

St. Petersburg, Florida 33701

(Address of principal executive offices)

(727) 214-3411

(Registrant’s telephone number)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

On March 15, 2006, First Advantage Corporation (the “Company”) announced that its previously filed financial statements for the years ended December 31, 2004, 2003, and 2002, and for the quarters ended March 31 and June 30, 2005 and 2004 should not be relied upon because payments that were made to certain vendors in the occupational health division of the Company’s Employer Services segment were not properly accrued for during those periods, and were, in fact, under accrued. The Company also announced that it will amend its annual report on Form 10-K for the year ended December 31, 2004 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2005, and June 30, 2005, to correct the financial information for the years ended December 31, 2004, 2003 and 2002 and the first two quarters of 2005 and 2004.

In light of such announcement, all purchases of Class A common shares of the Company under the Company’s 401(k) plan and stock option plans are also being suspended, effective immediately. The blackout period will begin immediately and is currently expected to be lifted once the applicable amendments have been filed, which the Company currently expects to file with the SEC during the week of April 3, 2006. As a result, pursuant to Regulation BTR, on March 23, 2006, the Company sent notices to its directors and executive officers notifying them that, until the end of the blackout period, they are prohibited from purchasing, selling, or otherwise acquiring or transferring, directly or indirectly, any shares of the Company’s Class A common stock or any other equity security of the Company to the extent that stock or equity security was acquired in connection with employment as an executive officer or services as a director.

This notice regarding the Blackout period was provided to executive officers and directors to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice sent to the directors and executive officers regarding the blackout period is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

We received notice of the blackout period on March 23, 2006, due to action by the fiduciaries of the 401(k) plan on that date. Advance notice of the blackout period to our directors and executive officers was not possible due to events that were unforeseeable and circumstances that were beyond the reasonable control of the Company.

Inquiries regarding the blackout period should be directed to Julie Waters, Vice President and General Counsel, One Progress Plaza, Suite 2400, St. Petersburg, Florida 33701, Telephone: (727) 214-3411.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Notice of Blackout dated March 23, 2006 to the Members of First Advantage Corporation’s Board of Directors and Executive Officers Regarding Suspension of Trading.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date: March 23, 2006	By:	/s/ John Lamson
	Name	John Lamson
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout dated March 23, 2006 to the Members of First Advantage Corporation’s Board of Directors and Executive Officers Regarding Suspension of Trading.